                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report: (Date of earliest event reported) March 10, 1997



                               FOUR MEDIA COMPANY
           (Exact name of the registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



               0-21943                         95-4599440
       (Commission File Number)      (I.R.S. Employer Identification No.)

       2813 West Alameda Avenue                   91505
           Burbank, CA                          (Zip code)
 (Address of principal executive offices)



                                 818-840-7000
              (Registrant's telephone number including area code)

                                NOT APPLICABLE
         (Former name of former address, if changed since last report)

                               Four Media Company
                  Unaudited Condensed Statement of Operations
                    For the fiscal year ended August 4, 1996
                    (in thousands, except per share amounts)

                                                                 Pro Forma           Pro Forma
                                             4MC     AVAC        Adjustments         Combined
                                           -------  --------     -----------        ----------
Revenues................................ $  70,028  $ 14,628                      $     84,656

Cost of services........................    43,411    10,405                            53,816
                                         ---------  ---------                     -------------

 Gross profit...........................    26,617     4,223                            30,840
                                         ---------  ---------                     -------------

Operating expenses:
Sales, general and administrative.......    11,116     2,030                            13,146
Depreciation and amortization...........    10,165     1,545           (391)(4)         11,319
                                         ---------  ---------                     -------------

Total operating expense.................    21,281     3,575                            24,465

 Income from operations.................     5,336       648                             6,375

Interest expense, net...................     3,906     1,049           (947)(5)          4,008
                                         ---------  ---------                     -------------
 Income (loss) before income tax benefit     1,430      (401)                            2,367

Income tax benefits.....................       994         0                               994
                                         ---------  ---------                     -------------
Net income (loss)....................... $   2,424  $   (401)                     $      3,361
                                         =========  =========                     =============

Net income (loss) per share............. $    0.37                                $       0.52
                                         =========                                =============
Weighted average number of shares
 outstanding............................     6,475                                       6,475
                                         =========                                ============

                                      B-3
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                            EXPLANATORY NOTE

          The sole purpose of this Amendment to the current report on Form 8-K/A filed with the Securities and Exchange Commission on May 23, 1997 is to correct one number on the Four Media Company Pro Forma Unaudited Condensed Statement of Operations for the Year Ended August 4, 1996. The corrected net income per share is $0.52.

                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   FOUR MEDIA COMPANY
                                                     (Registrant)



Date: May 30, 1997                                 By /s/  John H. Sabin
                                                      ------------------
                                                   John H. Sabin
                                                   Senior Vice President,
                                                   Chief Financial Officer